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Allison M Fumai allison.fumai@dechert.com +1 212 698 3526 Direct +1 698 698 3599 Fax

June 24, 2025

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549-4720

Re:	Morgan Stanley ETF Trust (the “Registrant”) Registration Statement filed on Form N-14

Ladies and Gentlemen:

Attached for filing via the EDGAR system is the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, for Eaton Vance Income Opportunities ETF (the “Acquiring Fund”), a series of the Registrant. This Registration Statement is being filed in connection with the transfer of substantially all of the assets of Morgan Stanley Income Opportunities Fund (formerly, Morgan Stanley Global Fixed Income Opportunities Fund) (the “Acquired Fund”) to the Acquiring Fund in exchange for the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund and shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Acquired Fund, except as noted in the Registration Statement, (such transaction, the “Reorganization”). The Reorganization will be effected in accordance with the terms and conditions of the Agreement and Plan of Reorganization, a form of which is included in the Registration Statement.

Pursuant to Rule 488, the Registration Statement designates an effective date of July 24, 2025. No fees are required in connection with this filing. Please contact me at 212.698.3526 with any comments or questions concerning this filing. Thank you in advance for your consideration.

Sincerely,

/s/ Allison M. Fumai
Allison M. Fumai